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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-A

 FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES PURSUANT TO SECTION 12(b) OR
                  12(g) OF THE SECURITIES EXCHANGE ACT OF 1934


                              Mac-Gray Corporation
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             (Exact Name of Registrant as Specified in its Charter)

Delaware                                        04-3361982
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(State of Incorporation or Organization)        (I.R.S. Employer
                                                Identification no.)


                22 Water Street, Cambridge, Massachusetts  02141
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               (Address of principal executive offices)      (zip code)


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box.[X]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box.[_]


Securities Act registration file number to which this form relates:  333-33669
                                                                   -------------

Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class                              Name of Each Exchange on Which
to be so Registered                              Each Class is to be Registered
-----------------------------------------        ------------------------------

Common Stock, par value $.01 per share           New York Stock Exchange

Securities to be registered pursuant to Section 12(g) of the Act:

Not Applicable
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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT


Item 1.   Description of Registrant's Securities to be Registered
          -------------------------------------------------------

               A description of the Common Stock of the Registrant is set forth in the information provided under "Description of Capital Stock" in the Prospectus forming part of the Form S-1 Registration Statement, filed under the Securities Act of 1933 with the Securities and Exchange Commission on August 14, 1997, No. 333-33669, as amended (the "Registration Statement"), which information is incorporated herein by reference.

Item 2.   Exhibits
          --------

               3.1 Amended and Restated Certificate of Incorporation of
                   Registrant, as amended (incorporated by reference to Exhibit
                   3.1 to the Registration Statement).

               3.2 By-laws of Registrant (incorporated by reference to Exhibit
                   3.2 to the Registration Statement).

               4.1 Specimen of the Common Stock certificate (incorporated by reference to Exhibit 4.1 to the Registration Statement).

                                       2
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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                              MAC-GRAY CORPORATION
                              (Registrant)



                              By: /s/ Stewart Gray MacDonald, Jr.
                                 ------------------------------------
                                 Name:  Stewart Gray MacDonald, Jr.
                                 Title: Chief Executive Officer

Dated:  October 14, 1997